EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008 of Robert Half International Inc. (the “Form 10-Q”), I, M. Keith Waddell, Chief Financial Officer of Robert Half International Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Robert Half International Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Robert Half International Inc. and will be retained by Robert Half International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ M. Keith Waddell
October 31, 2008	M. Keith Waddell Chief Financial Officer Robert Half International Inc.